技术转让合同

是否备案？

技术转让方：林宣贤（简称甲方）

技术接受方：三明华健生物工程有限公司（简称乙方）

甲方开发的“以绿豆为原料制备高效排铅产品”技术转让给乙方，双方达成以下协议：

一、甲方的权利和义务

1、合同签订后一个月内甲方必须提供给乙方全部技术资料、工艺、设备选型、技术指导、人员培训等。

2、甲方必须在乙方规定时间内协助乙方生产，确保生产顺利进行。

3、甲方必须在乙方规定时间内积极配合乙方进行健字号申报、专利申报、项目申报等。

二、乙方的权利和义务

1、乙方必须在合同签订后一个月内付给甲方技术转让费人民币壹拾伍万。

2、乙方拥有该项技术的所有权，包括与该项技术相关的专利权、使用权等，未经许可，甲方不可再转让给第三方。

3、生产过程中若出现问题，乙方应及时到场指导。

三、保密

与本合同相关内容，双方不得向第三方泄露，违约者按甲乙双方认可的第三方所裁定的额度赔偿。

四、本合同一式两份，双方各执一份，自双方签字盖章起生效。

甲方：林宣贤

身份证：

2005年11月16日

附身份证复印件

乙方：三明华健生物工程有限公司

法人：

05年11月1[illegible]日